UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5822	63-0180720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 is the registrant’s investor presentation that will be posted on the Company’s Web site and presented at its investor conference on May 12, 2005. The Company’s remarks will also be webcast at www.russellcorp.com (through the “Analyst Day” link on the Company’s Investor Relations page), and will be archived until June 11, 2005.

The information in this report, including that contained in Exhibits 99.1 and 99.2, is being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure

On May 12, 2004, Russell Corporation issued a press release summarizing the company’s goals and objectives, and strategic initiatives in support of those goals and objectives, that will be presented at the company’s investor conference on May 12, 2005. The press release is attached hereto as Exhibit 99.2.

Attached hereto as Exhibit 99.1 is the registrant’s investor presentation that will be posted on the Company’s Web site and presented at its investor conference on May 12, 2005.

The information in this report, including that contained in Exhibits 99.1 and 99.2, is being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Russell Corporation’s investor presentation that will be posted on the Company’s Web site and presented at its investor conference on May 12, 2005. This Exhibit is furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K.

99.2	Russell Corporation press release dated May 12, 2005 regarding May 12, 2005 investor conference. This Exhibit is furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION

May 12, 2005	By:	/s/ Floyd G. Hoffman
Floyd G. Hoffman Senior Vice President, Corporate Development, General Counsel and Secretary

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